                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Las Vegas International
               (Name of Registrant as Specified In Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                     LAS VEGAS ENTERTAINMENT NETWORK, INC.
                     1801 Century Park East, 23/rd/ Floor
                         Los Angeles, California 90067

                           NOTICE OF SPECIAL MEETING

                                 June 14, 1999

     NOTICE IS HEREBY GIVEN, in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware, that a special meeting of the stockholders (the "Meeting") of Las Vegas Entertainment Network, Inc., a Delaware corporation (the "Company") will be held at the Law Offices of Hand & Hand located at 24351 Pasto Road, Suite B, Dana Point, California 92629 on June 14, 1999, at 10:00 a.m. The special meeting will be held for the following purpose, as more fully described in the attached Proxy Statement:

          1. To vote on ratifying the agreement to purchase fifty percent (50%) of the voting shares of stock of Sulmatic Administradora De Bens Ltd. ("Sulmatic") for the purchase price of Five Million Five Hundred Thousand Dollars ($5,500,000). In exchange for issuance of 500,000 restricted shares of the Company's common stock to each of six trusts, the Company will receive consideration of approximately Three Hundred Five Million Dollars ($305,000,000) in the form of bank guarantees, gold certificates and cash, which will be used to fund the Sulmatic acquisition and provide additional financing for the Company's future expansion.

      The Board of Directors has fixed the close of business on May 28, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

     Shares can be voted at the Meeting only if the record holder thereof is present at the Meeting or represented by proxy. To insure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Proxy and return it promptly in the enclosed return envelope. The giving of such Proxy will not affect your rights to vote in person in the event you attend the Meeting.


                                  By Order of the Board of Directors

                                  /s/ CARL A. SAMBUS
                                  Carl A. Sambus
                                  Secretary

                     LAS VEGAS ENTERTAINMENT NETWORK, INC.
                     1801 Century Park East, 23/rd/ Floor
                         Los Angeles, California 90067

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                                 June 14, 1999

General

     This Proxy Statement is furnished to the holders of common stock $.001 par value per share (the "Common Stock") of Las Vegas Entertainment Network, Inc. (the "Company"), on behalf of the Company, in connection with its solicitation of proxies in the form enclosed herewith for use at a special meeting of shareholders (the "Meeting") to be held on June 14, 1999, and at any adjournments thereof. The Meeting will be held at 10:00 a.m. local time, on the above date, at the Law Offices of Hand & Hand, 24351 Pasto Road, Suite B, Dana Point, California 92629. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting.

     The cost of preparing, assembling and mailing this solicitation of Proxy will be borne by the Company. In addition to the solicitation of Proxy by mail, certain officers, directors and regular employees of the Company, without additional renumeration, may solicit Proxies personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

Annual Report on Form 10-KSB for Last Fiscal Year

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 1998, as filed with the Securities and Exchange Commission ("Commission"), including audited financial statements at October 31, 1998, and for the two fiscal years then ended, is available to stockholders without charge upon written request addressed to the Company at its address listed above. Reports filed by the Company with the Commission subsequent to this date, including Form 8-K filed on May 19, 1999, are also available through the Commission's EDGAR Database of Corporate Information, which can be accessed on the Internet at the Commission's URL address, http://www.sec.gov.

Voting of Proxy

     The persons named in the enclosed Proxy as proxies to represent shareholders at the Meeting are Carl A. Sambus and Joseph A. Corazzi. A Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, that Proxy will be to vote FOR the proposal described herein. On any other matters that may come before the meeting, each Proxy will be voted in accordance with the best judgment of the Proxies.

                                     1 of 4
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Revocability of Proxy

     A Proxy may be revoked by the shareholder at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date, or by attending the Meeting and announcing his intention to vote in person.

Record Date and Voting Rights

     The close of business on May 28, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only those shareholders of record on that date will be entitled to vote on the proposals described herein.

     The voting securities of the Company are the shares of its Common Stock, of which 2,609,667 shares were issued and outstanding as of April 30, 1999. All outstanding shares are entitled to one vote on each matter submitted for voting at the Meeting.

Beneficial Ownership of Common Stock

Directors and Officers. The following table sets forth the beneficial ownership of the Company's Common Stock as of April 30, 1999, by each of the Company's current directors and nominees for election as director, and by all directors and officers of the Company as a group.

                                          Number of Shares
                                                 of
                                            Common Stock
Names and Addresses                      Beneficially Owned      Percent
-------------------                      ------------------      -------
Joseph A. Corazzi/(1)/                         444,794            17.0%
505 Marquette
Albuquerque, New Mexico 87102
Carl A. Sambus/(2)/                             76,625             2.9%
88 10th Street
Garden City, NY 11530
Paul Whitford                                   10,000              *
1208 Cochise Drive
Arlington, Texas 76012
Jefferson Simmons                               10,000              *
181 Glen Oban Drive
Arnold, Maryland 21012
All Directors and Executive                    541,419            20.75%
 Officers as a Group (4 persons)/(3)/

*    Less than 1%
---------------------------------
(1) Includes 233,294 shares owned by Mr. Corazzi; 6,500 shares issuable pursuant to an option granted to Mr. Corazzi under the Company's Stock Option Plan, 200,000 shares issuable under options not granted under the Stock Option Plan.

                                     2 of 4
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(2)  Includes options to purchase 12,500 shares of Common Stock granted to Mr.
     Sambus.
(3) Includes options to purchase 12,500 shares of Common Stock granted to Mr. Sambus, options to purchase 206,500 shares granted to Mr. Corazzi and 62,000 shares of stock issued to Mr. Sambus in lieu of accrued salary.

     By virtue of their share ownership and/or management positions, Messrs. Sambus and Corazzi may be deemed "promoters" of the Company as defined under the rules and regulations of the Securities Act of 1933, as amended.

Compliance With Section 16(a) of the Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Security Dealers, Inc. Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended October 31, 1998, the Company's officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

Proposal to Approve and Ratify Agreement to Acquire Interest in Sulmatic Administradora De Bens Ltd. and Issue Restricted Common Stock

     On April 27, 1999, Casino Co. Ltda. ("CCL"), a wholly-owned subsidiary of the Company, as buyer, and the principal shareholder (the "Seller") of Sulmatic Administradora De Bens Ltd. ("Sulmatic") executed a document entitled Sales Contract (the "Sales Contract"), pursuant to which CCL agreed to purchase from the Seller the Seller's one-half interest in Sulmatic for a purchase price of Five Million Five Hundred Thousand Dollars ($5,500,000). The remaining one-half interest in Sulmatic, subject to a final contract, would be owned by L. G. Cirsa, a manufacturer of gaming equipment. This transaction may take the form of an asset purchase and the formation of a new entity.

     Sulmatic is a Brazilian corporation which currently operates approximately 500 electronic gaming machines throughout Brazil, and has stated that it intends to install an additional 500 machines by June 1, 1999. Under the terms of the Sales Contract, CCL is required to pay Three Million Dollars ($3,000,000) forty five days from the date of a definitive agreement, which obligation has been secured by the pledge of a Gold Certificate for 10,601 Troy Ounces .9999 pure (the "Gold Certificate") issued by a Nevada Trust (the "Trust") and Five Hundred Thousand Dollars ($500,000) per month thereafter until the entire purchase price has been paid. The closing of the Sulmatic acquisition is subject to, among other things, the completion of due diligence, the negotiation and execution of definitive documentation and the obtaining of any required regulatory approvals, and financing.

     In consideration of the pledge by the Trust of the Gold Certificate, and the assignment by the Trust to the Company of certain bank guarantees in the aggregate face amount of Three Hundred Million Dollars ($300,000,000), the Company has agreed to issue 500,000 shares

                                     3 of 4
of the Company's restricted (thirty six months) common stock to each of six third party trusts, subject to stockholder approval and at the discretion of the Board of Directors, issue such shares as may be required for funding future expansion of the Company. In return for issuing the restricted (thirty six months) common stock, the Company would receive approximately Three Hundred Five Million Dollars ($305,000,000) of consideration in the form of bank guarantees, gold certificates and cash, which will be used to complete the Sulmatic transaction and the Company's future expansion.

     The Company will provide management and marketing, Cirsa, subject to a final contract, will provide all necessary equipment, manufacturing and equipment financing. Sulmatic is currently operating approximately 1,000 machines in South America. The business plan calls for the ultimate installation and operation of 50,000 machines.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

Other Business

     Management is not aware of any matters to come before this Special Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies, in the form enclosed and properly signed, in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.


                                  BY ORDER OF THE BOARD OF DIRECTORS

                            /s/   CARL A. SAMBUS
                                  ----------------------------------
                                  Carl A. Sambus
                                  Secretary


June 1, 1999

                                     4 of 4
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PROXY                LAS VEGAS ENTERTAINMENT NETWORK, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                 June 14, 1999

     The undersigned stockholder of LAS VEGAS ENTERTAINMENT NETWORK, INC. (the "Company") hereby appoints CARL A. SAMBUS and JOSEPH A. CORAZZI, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them to vote all the shares of capital stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held on June 14, 1999, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present, for the following purposes:

________________________________________________________________________________
1.   [_] FOR [_] AGAINST [_] ABSTAIN     AS TO RATIFYING THE AGREEMENT TO
     PURCHASE A FIFTY PERCENT (50%) INTEREST IN THE VOTING SHARES OF STOCK OF SULMATIC ADMINISTRADORA DE BENS LTD.; and

2. WITHHOLD AUTHORITY [_] IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


     This Proxy will be voted as directed or, if no direction is indicated, will be VOTED FOR the Proposal listed above. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated June 1, 1999.


Dated:
      ---------------------                    ---------------------------------
                                                           (Signature)

                                               ---------------------------------
                                                  (Signature if jointly held)

                                               ---------------------------------
                                                        (Print Name Here)


Please sign your name or names exactly as stenciled. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title on each.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS